EXHIBIT 99.1

                    REPLACEMENT CAPITAL COVENANT, dated as of May 24, 2007 (this “Replacement Capital Covenant”), by Washington Mutual, Inc., a Washington corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

                    A.         On the date hereof:

                    (i)         Washington Mutual Preferred Funding LLC, a Delaware limited liability company and an indirect subsidiary of the Corporation (the “Company”), is issuing 500,000 of its Fixed-to-Floating Rate Perpetual Non-cumulative Preferred Securities, Series 2007‑A, liquidation preference $1,000 per security and $500,000,000 in the aggregate (the “Series 2007‑A Company Preferred Securities”), to Washington Mutual Preferred Funding Trust III, a Delaware statutory trust established by the Company as grantor (the “Trust”); and

                    (ii)        the Trust is issuing to investors 5,000 of its Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities, liquidation preference $100,000 per security and $500,000,000 in the aggregate (the “Trust Securities”), pursuant to an Offering Circular, dated May 21, 2007 (the “Offering Circular”).

                    B.         If an “Exchange Event” as defined and described in the Offering Circular occurs, and the Office of Thrift Supervision so directs, then the Trust Securities will automatically be exchanged for depositary shares (the “Depositary Shares”) representing a like amount of Series M Perpetual Non-cumulative Fixed-to-Floating Rate Preferred Stock of the Corporation (the “WMI Preferred Stock”; the Series 2007‑A Company Preferred Securities, the Trust Securities, the Depositary Shares and the WMI Preferred Stock, together, the “Securities”);

                    C.        This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Offering Circular.

                    D.        The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

                    E.         The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

                    Now, Therefore, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

                    SECTION 1.       Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

                    SECTION 2.       Limitations on Redemption and Purchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that neither the Corporation nor any Subsidiary of the Corporation (including the Company) shall redeem or purchase all or any part of the Securities except to the extent that the applicable redemption or purchase price does not exceed the sum of the following amounts:

                                        (i)                  133.33% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock and rights to acquire Common Stock to Persons other than the Corporation and its Subsidiaries; plus

                                        (ii)                100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Mandatorily Convertible Preferred Stock, Debt Exchangeable for Equity and Qualifying Non-Cumulative Perpetual Preferred Stock to Persons other than the Corporation and its Subsidiaries; plus

                                        (iii)               100% of the aggregate amount of net cash proceeds received by Subsidiaries of the Corporation since the most recent Measurement Date from the sale of REIT Preferred Securities to Persons other than the Corporation and its Subsidiaries; plus

                                        (iv)              100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

                    SECTION 3.       Covered Debt.

                    (a)                The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

                    (b)               On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

                                        (i)                  the Corporation shall identify each series of its and Washington Mutual Bank’s then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

                                        (ii)                if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

                                        (iii)               if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

                                        (iv)              if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, and Washington Mutual Bank has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

                                        (v)                if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but Washington Mutual Bank has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

                                        (vi)              the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii), (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

                                        (vii)             in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 4, give a notice and file with the Commission a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.

                    (c)                Notwithstanding any other provisions of this Replacement Capital Covenant, if on any Redesignation Date the Corporation has then outstanding one or more series of Eligible Subordinated Debt, a series of Eligible Subordinated Debt shall be identified as Covered Debt in accordance with Section 3(b) and no Eligible Senior Debt shall then be Covered Debt.

                    SECTION 4.       Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that:

                    (a)                simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, the Corporation shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an Exhibit to a Form 8-K under the Securities Exchange Act;

                    (b)               so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation shall include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission;

                    (c)                if a series of the Corporation’s or Washington Mutual Bank’s long-term indebtedness for money borrowed (i) becomes Covered Debt or (ii) ceases to be Covered Debt, the Corporation shall give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable;

                    (d)               if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation shall post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (b) and (c) above; and

                    (e)                promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with a copy of this Replacement Capital Covenant.

                    SECTION 5.       Termination, Amendment and Waiver.

                    (a)                The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder, (ii) the date on which neither the Corporation nor Washington Mutual Bank has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term), and (iii) the tenth anniversary of the date hereof. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

                    (b)               This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if (i) such amendment eliminates Common Stock, rights to acquire Common Stock, Mandatorily Convertible Preferred Stock or Debt Exchangeable for Equity (but only to the extent exchangeable for Common Stock) as a security or securities covered by clause (i) or clause (ii) of Section 2 and the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes or (ii) such amendment or supplement is not adverse to the Holders of the then effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.

                    (c)                For purposes of Sections 5(a) and 5(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

                    SECTION 6.       Miscellaneous.

                    (a)                This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

                    (b)               This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt). Except as specifically provided herein, this Replacement Capital Covenant shall have no other beneficiaries and no other Persons are entitled to rely on this Replacement Capital Covenant.

                    (c)                All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

Washington Mutual, Inc.
1301 Second Avenue
Seattle, Washington 98101
Attention:  Corporate Secretary of Washington Mutual, Inc.
Facsimile No:  206-377-2840

                    IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

WASHINGTON MUTUAL, INC. By: /s/ Peter Freilinger Name: Peter Freilinger Title: Senior Vice President

Schedule 1

Definitions

                    “Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “such securities”), provisions in the terms thereof or of the related transaction documents:

                    (I)        permitting the issuer of such securities, in its sole discretion, or in response to a directive or order from the Primary Federal Bank Regulatory Agency, to defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies and obligations (and limitations on obligations) set forth in this definition applying as a result of such deferral or skipping of Distributions; and

                    (II)       requiring the issuer of such securities to issue (or use Commercially Reasonable Efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the issuer pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period;

and that

                    (a)                define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the issuer or any of its Subsidiaries as consideration for such APM Qualifying Securities) that the issuer has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock or Mandatorily Convertible Preferred Stock;

                    (b)               permit the issuer to pay current Distributions on any Distribution Date out of any source of funds but (x) require the issuer to pay deferred Distributions only out of eligible proceeds and (y) prohibit the issuer from paying deferred Distributions out of any source of funds other than eligible proceeds, in each case unless (if the issuer elects to so provide in the terms of such securities) the Primary Federal Bank Regulatory Agency directs otherwise;

                    (c)                if deferral of Distributions continues for more than one year, require the issuer and its Subsidiaries not to redeem or repurchase any of its securities ranking junior to or pari passu with any APM Qualifying Securities the proceeds of which were used to settle deferred interest during the relevant deferral period until at least one year after all deferred Distributions have been paid (a “Repurchase Restriction”), other than the following (none of which shall be restricted or prohibited by a Repurchase Restriction):

(i)         purchases, redemptions or other acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants; or

(ii)        purchases of shares of Common Stock pursuant to a contractually binding requirement to buy Common Stock entered into prior to the beginning of the related deferral period, including under a contractually binding stock repurchase plan;

                    (d)               notwithstanding the foregoing provisions, if the Primary Federal Bank Regulatory Agency disapproves the issuer’s sale of APM Qualifying Securities, may (if the issuer elects to so provide in the term of such securities) permit the issuer to pay deferred Distributions from any source without a breach of its obligations under the transaction documents;

                    (e)                notwithstanding the foregoing provisions, if the Primary Federal Bank Regulatory Agency does not disapprove the issuer’s issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the issuer elects to so provide in the terms of such securities) permit the issuer to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents; and

                    (f)                 limit the obligation of the issuer to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities pursuant to the Alternative Payment Mechanism to:

(i)                  in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, and with respect to Distributions attributable to the first five years of the relevant deferral period, an aggregate amount of such securities, the net proceeds from the issuance of which (including at any point in time from all issuances at such time and prior thereto pursuant to the Alternative Payment Mechanism) is equal to 2% of the product of the average of the current stock market prices of the Common Stock on the ten consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the issuer’s most recent publicly available consolidated financial statements (the “Common Cap”), provided (and it being understood) that (x) once the issuer reaches the Common Cap, until the Common Cap ceases to apply the issuer will not be required to issue more Common Stock or rights to purchase Common Stock under the Alternative Payment Mechanism with respect to deferred Distributions attributable to the first five years of a deferral period even if the amount referred to in this subclause (i) subsequently increases because of a subsequent increase in the current market price of Common Stock or the number of outstanding shares of Common Stock, and (y) the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period; and

(ii)                in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock or Mandatorily Convertible Preferred Stock, to an aggregate amount of such securities, the net proceeds from the issuance of which (including at any point in time from all issuances at such time and prior thereto pursuant to the Alternative Payment Mechanism) is equal to 25% of the initial principal or stated amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);

provided (and it being understood) that:

                    (a)                the issuer shall not be obligated to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

                    (b)               if, due to a Market Disruption Event or otherwise, the issuer is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

                    (c)                if the issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the issuer from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap and the Preferred Cap, as applicable, in proportion to the total amounts that are due on such securities, or on such other basis as the Primary Federal Bank Regulatory Agency may approve.

                    “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism or Debt Exchangeable for Equity):

                    (a)                Common Stock;

                    (b)               rights to purchase Common Stock;

                    (c)                Qualifying Non-Cumulative Perpetual Preferred Stock; or

                    (d)               Mandatorily Convertible Preferred Stock;

provided (and it being understood) that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase Common Stock.

                    “Appropriate Federal Banking Agency” means, as to a Depository Institution Subsidiary at any time, the Federal bank regulatory agency that has primary regulatory authority with respect to the Depository Institution Subsidiary (currently the Office of Thrift Supervision).

                    “Bankruptcy Claim Limitation Provision” means, with respect to any Qualifying Capital Securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision, provisions in the terms thereof or of the related transaction documents that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (A) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (B) any period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities that have a Mandatory Trigger Provision, to:

(i)         in the case of Qualifying Capital Securities that have an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Non-Cumulative Perpetual Preferred Stock or Mandatorily Convertible Preferred Stock, 25% of the stated or principal amount of such Qualifying Capital Securities then outstanding; and

(ii)        in the case of any other Qualifying Capital Securities, an amount not in excess of the sum of (x) the first two years of accumulated and unpaid Distributions (including compounded amounts thereon) and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Non-Cumulative Perpetual Preferred Stock and Mandatorily Convertible Preferred Stock that is still outstanding that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision; provided that the holders of such Qualifying Capital Securities are deemed to agree that, to the extent the claim for deferred interest exceeds the amount set forth in clause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had the claim for such excess ranked pari passu with the interests of the holders, if any, of Qualifying Non-Cumulative Perpetual Preferred Stock.

                    “Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York or in Seattle, Washington are authorized or required by law or executive order to remain closed.

                    “Commercially Reasonable Efforts” means, for purposes of selling APM Qualifying Securities, commercially reasonable efforts to complete the offer and sale of APM Qualifying Securities to third parties that are not Subsidiaries in public offerings or private placements. The Corporation shall not be considered to have made Commercially Reasonable Efforts to effect a sale of APM Qualifying Securities if it determines not to pursue or complete such sale due to pricing, coupon, dividend rate or dilution considerations.

                    “Commission” means the United States Securities and Exchange Commission.

                    “Common Cap” has the meaning assigned to it in the definition of “Alternative Payment Mechanism”.

                    “Common Stock” means common stock of the Corporation (including treasury stock and common stock issued pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).

                    “Company” has the meaning specified in Recital A.

                    “Corporation” has the meaning specified in the introduction to this instrument.

                    “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

                    “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or its Depository Institution Subsidiary during the period that such long-term indebtedness for money borrowed is Covered Debt; provided that a Person who has sold or disposed of all its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale or disposition if, while such Person was an owner of Covered Debt, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder; and provided further that if the Corporation has breached or repudiated, or threatened to breach or repudiate, its obligation hereunder while such Person was an owner of Covered Debt, such Person shall continue to be a Covered Debtholder until the later of (i) one year after any such sale or other disposition or (ii) the termination of any legal proceeding brought by such Person before the date in clause (i) to enforce the obligations of the Corporation hereunder.

                    “Debt Exchangeable for Equity” means a security or combination of securities (together, in this definition, “securities”) that:

(i)                  gives the holder a beneficial interest in (a) subordinated debt securities of the Corporation that (x) include a provision requiring the Corporation to issue (or use Commercially Reasonable Efforts to issue) one or more types of APM Qualifying Securities raising proceeds at least equal to any deferred Distributions on such subordinated debt securities commencing not later than two years after initial issuance of such securities and (y) are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract for a share of non-cumulative perpetual preferred stock of the Corporation that ranks pari passu with or junior to all other preferred stock of the Corporation (in this definition, “preferred stock” of the Corporation);

(ii)                provides that the investors directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase preferred stock of the Corporation pursuant to such stock purchase contracts;

(iii)               includes a remarketing feature pursuant to which the subordinated debt securities of the Corporation are remarketed to new investors commencing not later than the first Distribution Date that is at least five years after the date of issuance of the securities or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation, (b) the anticipated capital ratios of the Corporation, as anticipated by the Primary Federal Bank Regulatory Agency, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity;

(iv)              provides for the proceeds raised in the remarketing to be used to purchase preferred stock of the Corporation under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such securities, provides that the stock purchase contracts will be settled by the Corporation foreclosing on the subordinated debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Equity;

(v)                includes a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant that will apply to such securities and to the preferred stock of the Corporation, but will not include Debt Exchangeable for Equity in the definition of “Qualifying Capital Securities; and

(vi)              after the issuance of such preferred stock of the Corporation, provides the holder of the security with a beneficial interest in such preferred stock of the Corporation.

                    “Depository Institution Subsidiary” means any Subsidiary of the Corporation that is a depository institution within the meaning of 12 C.F.R. § 204.2(m) and includes Washington Mutual Bank.

                    “Depositary Shares” has the meaning specified in Recital B.

                    “Distribution Date” means, as to any securities or combination of securities, the dates on which Distributions on such securities are scheduled to be made.

                    “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

                    “Distributions” means, as to a security or combination of securities, dividends, interest or other income distributions to the holders thereof that are not Subsidiaries of the Corporation. For the avoidance of doubt, if the terms of any security or combination of securities provide for the accrual of declared but unpaid, or deferred, Distributions, such accrued amounts will be considered to be included within the term “Distributions”.

                    “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

                    “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term unsecured indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding aggregate principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents and (e) if issued by Washington Mutual Bank, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of Washington Mutual Bank meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of Washington Mutual Bank meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

                    “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term unsecured indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of unsecured indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding aggregate principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents and (e) if issued by Washington Mutual Bank, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of Washington Mutual Bank meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of Washington Mutual Bank meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

                    “Exchange Event” has the meaning specified in Recital B.

                    “Existing Junior Subordinated Debentures” means the Corporation’s 4.625% Subordinated Notes due 2014, CUSIP No. 939322AN3.

                    “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

                    “Initial Covered Debt” means the Existing Junior Subordinated Debentures.

                    “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the Corporation has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the Corporation under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the Corporation will redeem or repurchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date. Notwithstanding the use of the term “Intent-Based Replacement Disclosure” in the definitions of “Qualifying Capital Securities” and “Qualifying Non-Cumulative Perpetual Preferred Stock”, the requirement in each such definition that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect if and for so long as the Corporation is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

                    “Mandatorily Convertible Preferred Stock” means cumulative or non-cumulative preferred stock, the terms of which include (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

                    “Mandatory Trigger Provision” means, as to any Qualifying Capital Securities, provisions in the terms thereof or of the related transaction documents that:

                    (a)                require the issuer of such securities to make payment of Distributions on such securities within two years of a failure of the issuer to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, only pursuant to the issue and sale of APM Qualifying Securities in amounts such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that (i) if the Mandatory Trigger Provision does not require the issuance and sale within one year of such failure, the amount of Common Stock and/or rights to acquire Common Stock the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap and (ii) the amount of Qualifying Non-Cumulative Perpetual Preferred Stock and still-outstanding Mandatorily Convertible Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;

                    (b)               if the provisions described in clause (a) do not require such issuance and sale within one year of the failure to satisfy such tests, include a Repurchase Restriction;

                    (c)                prohibit the issuer of such securities from redeeming or repurchasing any of its securities ranking upon the liquidation, dissolution or winding up of the Corporation junior to or pari passu with any APM Qualifying Securities the proceeds of which were used to settle deferred interest during the relevant deferral period prior to the date six months after the issuer applies the net proceeds of the sales described in clause (a) above to pay such deferred Distributions in full; and

                    (d)               include a Bankruptcy Claim Limitation Provision;

provided (and it being understood) that:

                    (a)                the issuer will not be obligated to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

                    (b)               if, due to a Market Disruption Event or otherwise, the issuer is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

                    (c)                if the issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and applies some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the issuer from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap and the Preferred Cap, as applicable, in proportion to the total amounts that are due on such securities or on such other basis as the Primary Federal Bank Regulatory may approve.

                    No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such Qualifying Capital Securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.

                    “Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:

                    (a)                the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including any securities exchange) or governmental authority to issue or sell APM Qualifying Securities and such consent or approval has not yet been obtained notwithstanding the Corporation’s Commercially Reasonable Efforts to obtain such consent or approval or the Primary Federal Bank Regulatory Authority instructs the Corporation not to sell or offer for sale APM Qualifying Securities at such time;

                    (b)               trading in securities generally on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Common Stock and/or any series of the Corporation’s preferred stock is then listed or traded shall have been suspended or the settlement of such trading generally shall have been materially disrupted;

                    (c)                a banking moratorium shall have been declared by the federal or state authorities of the United States such that market trading in the Common Stock and/or any series of the Corporation’s preferred stock has been materially disrupted;

                    (d)               a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States such that market trading in the Common Stock and/or any series of the Corporation’s preferred stock has been materially disrupted;

                    (e)                the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that market trading in the Common Stock and/or any series of the Corporation’s preferred stock has been materially disrupted;

                    (f)                 there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States, shall be such that market trading in the Common Stock and/or any series of the Corporation’s preferred stock has been materially disrupted;

                    (g)                an event occurs and is continuing as a result of which the offering document for such offer and sale of APM Qualifying Securities would, in the judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (i) the disclosure of that event at such time, in the judgment of the Corporation, is not otherwise required by law and would have a material adverse effect on the business of the Corporation or (ii) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Corporation to consummate such transaction, provided that no single suspension period contemplated by this paragraph (g) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (g) shall not exceed an aggregate of 180 days in any 360-day period; or

                    (h)                the Corporation reasonably believes, for reasons other than those referred to in paragraph (g) above, that the offering document for such offer and sale of APM Qualifying Securities would not be in compliance with a rule or regulation of the Commission and the Corporation is unable to comply with such rule or regulation or such compliance is unduly burdensome, provided that no single suspension period contemplated by this paragraph (h) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (h) shall not exceed an aggregate of 180 days in any 360-day period.

The definition of “Market Disruption Event” as used in any securities or combination of securities that constitute Qualifying Capital Securities may include less than all of the paragraphs outlined above, as determined by the Corporation at the time of issuance of such securities, and in the case of clauses (a), (b), (c) and (d), as applicable to a circumstance where the Corporation would otherwise endeavor to issue preferred stock, shall be limited to circumstances affecting markets where any series of the Corporation’s preferred stock trades or where a listing for its trading is being sought.

                    “Measurement Date” means, with respect to any redemption, repurchase or purchase of Securities, the date that is 180 days prior to the delivery of notice of such redemption or the date of such repurchase or purchase.

                    “Non-Cumulative” means, with respect to any securities, that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies.

                    “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

                    “Offering Circular” has the meaning specified in Recital A.

                    “Optional Deferral Provision” means, as to any securities or combination of securities (together in this definition, “securities”), a provision in the terms thereof or of the related transaction agreements to the effect that:

                    (a)        (i) the issuer of such securities may in its sole discretion, or shall in response to a directive or order from the Primary Federal Bank Regulatory Agency, defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies, and (ii) such securities are subject to an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first five years of any deferral period and need not include a Common Cap, Preferred Cap, Bankruptcy Claims Limitation Provision or Repurchase Provision); or

                    (b)        the issuer of such securities may, in its sole discretion, or shall in response to a directive or order from the Primary Federal Bank Regulatory Agency, defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to at least ten years without any remedy other than Permitted Remedies.

                    “Other Qualifying Replacement Capital Covenant” means a replacement capital covenant, as identified by the Corporation’s Board of Directors acting in good faith and in its reasonable discretion, (i) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (ii) that restricts the related issuer from redeeming or repurchasing identified securities that at the time of initial issuance were rated by at least two NRSROs except out of the proceeds of specified replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date (and, if the replacement capital securities are Common Stock, with the Corporation being deemed to receive the applicable percentage (which, depending upon the equity-like characteristics being redeemed or repurchased as of the date of redemption or repurchase will be 133.33% if such securities are perpetual or have a remaining term to maturity of more than 50 years, 200% if such securities have a remaining term to maturity of 50 years or less but more than 30 years, and 400% if such securities have a remaining term to maturity of 30 years or less but more than 10 years) of the proceeds actually received).

                    “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

                    (a)                rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

                    (b)               complete or partial prohibitions on the issuer paying Distributions on or repurchasing or redeeming common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

                     “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                    “Preferred Cap” has the meaning assigned to it in the definition of “Alternative Payment Mechanism”.

                    “Primary Federal Bank Regulatory Agency” means, as to the Corporation at any time, the Federal bank regulatory agency that has primary regulatory authority with respect to the Corporation (currently the Office of Thrift Supervision).

                    “Qualifying Capital Securities” means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity) that, in the determination of the Corporation’s Board of Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

(i)                  securities issued by the Corporation or any of its Subsidiaries that (1) rank pari passu with or junior upon the liquidation, dissolution or winding up of the Corporation to all debt of the Corporation for borrowed money, other than trade payables and any debt that is expressly made pari passu with such securities in the instrument creating the same, (2) have no maturity or a legal final maturity of at least 60 years and (3) either:

(A)       (x)(I) have an Alternative Payment Mechanism or are Non-Cumulative and (II) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant, or

(B)       (y) have an Optional Deferral Provision and a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure;

(ii)                securities issued by the Corporation or any of its Subsidiaries that (1) rank pari passu with or junior upon the liquidation, dissolution or winding up of the issuer to all debt of the Corporation for borrowed money, other than trade payables and any debt that is expressly made pari passu with such securities in the instrument creating the same, (2) have no maturity or a legal final maturity of at least 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant, (4) have an Optional Deferral Provision and (5) have a Mandatory Trigger Provision; or

(iii)               preferred stock of the Corporation or any of its Subsidiaries that (1) has no maturity or a maturity of at least 60 years, (2) either (x) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant or (y) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the issuer from paying any dividends thereon upon its failure to satisfy one or more financial tests set forth therein, and (3) as to which the transaction documents provide for no remedies as a consequence of non-payment of dividends other than Permitted Remedies; or

Additionally, and notwithstanding the foregoing, any securities or combinations of securities if issued to any Subsidiary of the Corporation, without the contemporaneous issuance of any security by such Subsidiary to a Person other than the Corporation or a Subsidiary of the Corporation, shall not qualify as Qualifying Capital Securities (it being understood and agreed for the avoidance of doubt that person’s covered by the Corporation’s dividend reinvestment plan and employee benefit plans shall not be deemed to be affiliates of the Corporation for this purpose).

                    “Qualifying Non-Cumulative Perpetual Preferred Stock”means non-cumulative preferred stock of the Corporation that ranks pari passu with or junior to all other outstanding preferred stock of the Corporation, is perpetual and is subject to either a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant or provides for mandatory deferral tied to the breach of financial triggers specified in the terms thereof and is subject to Intent-Based Replacement Disclosure, and in each case as to which the transaction documents provide for no remedies as a consequence of non-payment of Distributions other than Permitted Remedies.

                    “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

                    “REIT Preferred Securities” means Non-Cumulative perpetual preferred stock of a Subsidiary of a Depository Institution Subsidiary, which may or may not be a “real estate investment trust” (“REIT”) within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended, that is exchangeable for Non-Cumulative perpetual preferred stock of the Corporation in at least the circumstances described below and satisfies the following requirements:

                    (a)                such Non-Cumulative perpetual preferred stock of a Subsidiary of the Depository Institution Subsidiary and the related Non-Cumulative perpetual preferred stock of the Corporation for which it may be exchanged qualifies as Tier 1 or core capital of the Depository Institution Subsidiary under the risk-based capital guidelines of the Appropriate Federal Banking Agency and related interpretive guidance of such Agency (for example, in the case of the Office of the Comptroller of the Currency, Corporate Decision 97‑109);

                    (b)               such Non-Cumulative perpetual preferred stock of a Subsidiary of the Depository Institution Subsidiary must be exchangeable automatically into the Non-Cumulative perpetual preferred stock of the Corporation in the event that the Appropriate Federal Banking Agency directs such Depository Institution Subsidiary in writing to make a conversion because such Depository Institution Subsidiary is (i) undercapitalized under the applicable prompt corrective action regulations (which, for example, in the case of the Office of the Comptroller of the Currency and applicable to national banks, are at 12 C.F.R. § 6.4(b)), (ii) placed into conservatorship or receivership, or (iii) expected to become undercapitalized in the near term;

                    (c)                if such Subsidiary of the Depositary Institution Subsidiary is a REIT, the transaction documents include provisions that would enable the Subsidiary to stop paying Distributions on its Non-Cumulative perpetual preferred stock without causing the Subsidiary to fail to comply with the income distribution and other requirements of the Internal Revenue Code applicable to REITs;

                    (d)               such Non-Cumulative perpetual preferred stock of the Corporation issued upon exchange for the non-cumulative perpetual preferred stock of a Subsidiary of the Depository Institution Subsidiary issued as part of such transaction ranks pari passu with or junior to other preferred stock of the Corporation, as applicable; and

                    (e)                such REIT Preferred Securities and the Non-Cumulative perpetual preferred stock of the Corporation or Depository Institution Subsidiary for which it may be exchanged are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant.

                    “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

                    “Repurchase Restriction” has the meaning specified in clause (c) of the definition of “Alternative Payment Mechanism”.

                    “Securities” has the meaning specified in Recital B.

                    “Series 2007‑A Company Preferred Securities” has the meaning specified in Recital A.

                    “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

                    “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

                    “Termination Date” has the meaning specified in Section 5(a).

                    “Trust” has the meaning specified in Recital A.

                    “Trust Securities” has the meaning specified in Recital A.

                    “Washington Mutual Bank” means Washington Mutual Bank, a federal Savings Bank.

                    “WMI Preferred Stock” has the meaning specified in Recital B.